                                 AMENDED AND RESTATED
                               SHAREHOLDERS' AGREEMENT

          THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT is entered into as of August __, 1996 (this "Restated Agreement"), by and among Maurice Marciano, as Trustee of the Maurice Marciano Trust under Trust dated February 24, 1986, Paul Marciano, as Trustee of the Paul Marciano Trust under Trust dated February 20, 1986, and Armand Marciano, as Trustee of the Armand Marciano Trust under Trust dated February 20, 1986, (collectively, the "Initial Stockholders") and Guess ?, Inc., a Delaware corporation, having its principal office and place of business at 1444 South Alameda Street, Los Angeles, California 90021 (hereinafter referred to as the "Corporation").

         WHEREAS, the Initial Stockholders are currently the owners of 29,382,001 shares or all of the issued and outstanding shares (the "Shares") of the Corporation's common stock, par value $.01 per share (the "Common Stock"), and, after the proposed offering of up to 10,580,000 shares of Common Stock by the Corporation, the Initial Stockholders will continue to own approximately 70% of the Corporation's issued and outstanding capital stock;

         WHEREAS, the Initial Stockholders and the Corporation are parties to a Restated Shareholders' Agreement dated as of November 12, 1993, as amended to date (the "Shareholders' Agreement"), which governs, among other issues, the management and ownership of the shares of Common Stock owned by the Stockholders;

         WHEREAS, the Stockholders and the Corporation desire to further amend and restate the Shareholders' Agreement in its entirety and to add additional parties to this Restated Agreement as Stockholder; and

         WHEREAS, the Maurice Marciano 1996 Grantor Retained Annuity Trust, the Paul Marciano 1996 Grantor Retained Annuity Trust and the Armand Marciano 1996 Grantor Retained Annuity Trust (collectively, the "Transferee Stockholders" and, together with the Initial Stockholders, being referred to herein, collectively, as the "Stockholders") collectively hold the remaining 3,299,818 shares or 10% of the Common Stock and desire to become parties to this Restated Agreement, and the Initial Stockholders and the Corporation are willing to add them as parties thereto.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree that the Shareholders' Agreement is hereby further amended and restated to read in its entirety as follows:

1.  TERM OF AGREEMENT

         This Restated Agreement shall be effective from the date hereof until the earliest to occur of any of the following:

              (i) The cessation for a substantial period of time of the Corporation's business;

              (ii) The liquidation or dissolution of the Corporation;

              (iii) The entry of a decree or order by a court having jurisdiction adjudging the Corporation bankrupt or insolvent or seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation, or appointing a custodian, receiver, liquidator, trustee (or other similar official) of the Corporation or ordering the winding up or the liquidation of its affairs and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days;

              (iv) A permitted transfer of all of the Shares by the Stockholders;

              (v) Only one Stockholder shall own shares of Common Stock or other voting securities of the Corporation; or

              (vi) The aggregate amount of Common Stock held by the Stockholders shall constitute less than 10% of the issued and outstanding Common Stock.



2.  VOTING AGREEMENT

         Each of the Stockholders hereby covenants and agrees that, so long as it is a stockholder of the Corporation, he will vote (or cause the voting of) the shares of Common Stock of the Corporation then owned by it (or any such shares which he has the right to vote, pursuant to any agreement or proxy), in favor of the election of each of Messrs. Maurice Marciano, Paul Marciano and Armand Marciano, in their individual capacities (collectively, the "Individuals") (or, if any of them shall decline to serve, the designee (if any) of such person, if such designee shall be reasonably acceptable to the other Individuals) to the Board of Directors of the Corporation (the "Board"). In the event of the death or disability of any of the Individuals, the executor, conservator or lawful heir of such person shall assume such person's right to designate a Director (including such executor, conservator or lawful heir) for election as aforesaid.

3.  LEGENDS ON CERTIFICATES

         The certificates evidencing the shares of Common Stock held by the Stockholders shall bear any legends required by federal or state securities law and the following legend required by Section 202(a) of the Delaware General Corporation Law (the "DGCL"):

         "The shares represented by this Certificate may not be assigned, sold, transferred, hypothecated, or otherwise disposed of, except in accordance with the Amended and Restated Stockholders' Agreement dated as of August __, 1996, which is on file at the office of the issuer."

4.  RESTRICTIONS ON DISPOSITION

         A. Subject to Subsection E below, no Stockholder shall voluntarily transfer, sell, assign, pledge, encumber, grant any option with respect to, or otherwise create any legal or equitable interest in any shares of Common Stock owned by it except pursuant to a sale of all or any part of such shares of Common Stock for cash, notes or Public Equity Securities (as hereinafter defined), or a combination of the three, made in accordance with Subsection B below. As used herein, "Public Equity Securities" shall mean any securities which are either listed on a national securities exchange or are traded on the National Association of Securities Dealers Automated Quotation System and which, in the hands of the Stockholder or Stockholders receiving them in payment for any Shares, will be (i) freely transferable without registration under the Securities Act of 1933, as amended, or any applicable state securities law, and
(ii) free and clear of any liens, claims, right to purchase or sell or other encumbrance of any kind.

         B. If any Stockholder shall receive a bona fide offer (an "Offer") to purchase any of the shares of Common Stock owned by it (the "Offered Shares") for cash, notes or Public Equity Securities, or a combination thereof, that Stockholder (the "Offering Stockholder") shall first offer in writing (a "Sale Notice") to sell the Offered Shares to those Initial Stockholders not selling Offered Shares and the Corporation (collectively, the "Offerees") on the same terms and conditions as are contained in the Offer; PROVIDED, HOWEVER, that the date for consummation of such sale to the Offerees (the "Offeree Closing Date") shall be no less than 20 nor more than 30 days after the date of receipt of the Sale Notice by the Offerees; and PROVIDED FURTHER, that such Offeree shall be entitled to substitute any combination of cash and Public Equity Securities for the cash and Public Equity Securities components of the Offer so long as on the Offeree Closing Date the total consideration in the form of cash and Public Equity Securities offered by such Offerees is equal to the total consideration in the form of cash and Public Equity Securities in the Offer. Each Offeree shall have the right to purchase all (but not less than all) of the Offered Shares and shall exercise such right by tendering written notice thereof to the Offering Stockholder within 30 days of receipt of the Sale Notice. If more than one Offeree exercises its right to purchase the Offered Shares (each, a "Purchaser"), each such Purchaser shall be entitled to purchase Offered Shares in the following priority: (x) first, to the Offerees that are Initial Stockholders, each of whom shall be entitled to purchase the number of the Offered Shares which bears the same relationship to the total number of Offered Shares as the number of shares of Common Stock owned by such Initial Stockholder bears to the total number of shares of Common Stock owned by all of the Offerees that are Initial Stockholders, and (y) second, to the Corporation, to the extent that the Initial Stockholders do not elect to purchase all of the Offered Shares.

         To the extent that either the Initial Stockholders or the Corporation do not purchase the Offered Shares on or before the Offeree Closing Date, then the Offering Stockholder may sell such unpurchased Offered Shares as above provided to the third party pursuant to the Offer at any time within three months after the expiration of the 30 day period provided above, but only on terms and conditions no less favorable to the Offering Stockholder than those specified in the Offer.

         C. For purposes of Subsection B above, all offers to the Offerees by the Offering Stockholder shall state the entire terms of such offer, including, without limitation, purchase price, form of consideration and financing terms and shall include a copy of the Offer made by the third party.

         D. In the event that any shares of Common Stock owned by any Stockholder who is a party hereto shall be sold upon execution sale or shall otherwise be transferred pursuant to legal process or shall be transferred pursuant to an agreement entered into in connection with a divorce or separation between the beneficial owner of such shares and such person's spouse, or any arrangement with creditors of any Stockholder, the beneficial owner of shares of Common Stock held by such Stockholder or the Corporation or any other legal proceeding, the other Stockholders and the Corporation, in accordance with the procedures established in Section B above, shall have an option to purchase the shares so sold or transferred from the transferee at the same price paid by the transferee for such shares by written notice given to the transferee for such shares, by written notice given to such transferee within 30 days after the execution sale or such other transfer. In the event that no price is paid by the transferee, the other Stockholders and the Corporation shall have the option to purchase such shares, in accordance with the procedures established in Section B above, at the appraised fair market value of such shares, as determined by an independent appraiser of recognized standing selected by the Corporation. Until the expiration of the 30-day period referred to above, such transferee shall be obligated to vote the shares of Common Stock transferred to it in accordance with the terms of this Restated Agreement.

         E.   Nothing in this Section shall prohibit the transfer of shares,
(1) on the death of the settlor of any Stockholder, (a) by his will or other instrument disposing of his property on death (including an instrument creating any Stockholder), (b) pursuant to the laws of descent and distribution applicable to his estate, (2) by any Stockholder to its settlor (identified in the instrument creating the Stockholder, as in effect on the date hereof) or to any one or more of the lineal descendants of such settlor, or to any trust for the exclusive benefit of any such lineal descendants; PROVIDED, that any such transfer in trust shall not be prohibited solely because the terms of such trust provide a remainder interest to or for the benefit of one or more persons who is not a lineal descendant of the settlor, so long as such interest is payable only in the event that neither such settlor nor any such lineal descendant of the settlor is then living or (3) in connection with a registered offering of shares of Common Stock by any Stockholder pursuant to the Registration Rights Agreement dated August __, 1996 among the Stockholders and the Corporation. Any successor or transferee who receives shares pursuant to an event described in clause (1) or (2) above shall, as a condition of such transfer, enter into an agreement to be bound by the provisions of this Restated Agreement in its entirety, shall be deemed to be a "Stockholder" hereunder and, for purposes of this subsection, if an individual, shall be deemed to be the "settlor of a Stockholder."

5.  ARBITRATION OF DISPUTES

         Any controversy or claim arising out of or relating to this Restated Agreement or the breach thereof shall be settled by submission to binding arbitration at the request of any party to such controversy or claim. In such event, arbitration shall be conducted before a single Primary Arbitrator in the State of California, County of Los Angeles. Such Primary Arbitrator shall be selected by a panel of three arbitrators. Each of the Initial Stockholders shall be entitled to select one member of such panel of arbitrators who is reasonably acceptable to the other Stockholders. If the Stockholders are unable to agree on all the members of such panel of arbitrators, then the remaining arbitrators shall be selected by an administrator of the Judicial Arbitration and Mediation Services, Inc. from its panel of retired judges. The Primary Arbitrator shall conduct such arbitration in accordance with the rules established by the panel of arbitrators. Judgment may be entered on the arbitrator's award in any court having jurisdiction. To the extent necessary to obtain any provisional relief of any dispute or controversy or clam arising under or in connection with this Restated Agreement, the parties hereto expressly consent to the jurisdiction of the state courts located in the State of California, County of Los Angeles, and consent that any service of process therefor may be made by personal service upon the parties hereto wherever each may be located, or by certified or registered mail directed to the parties hereto at each such party's respective address as set forth in Section 13 hereof.

6.  BENEFIT

         Except upon the occurrence of a termination event as provided in
Section 1, this Restated Agreement shall be binding upon and shall operate for the benefit of the parties hereto, their respective successors and assigns.

7.  INVALIDITY OF ANY PROVISION

         The invalidity or unenforceability of any provision of this Restated Agreement shall not affect the other provisions hereof, and the Restated Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

8.  MODIFICATION OF AGREEMENT

         No modification, amendment or waiver of any of the provisions of this Restated Agreement shall be valid unless made in writing and signed by the Corporation and each Stockholder or other party subject to this Restated Agreement from time to time.

9.  FURTHER ACTION

         A. The Corporation shall not register, and shall instruct any transfer agent for the Common Stock not to register, on the books of the Corporation any transfer, pledge or encumbrance of any shares of Common Stock subject to this Agreement, unless such transfer, pledge or encumbrance complies with terms of this Agreement and the Stockholders agree to provide the Corporation (or any such transfer agent) with such documents, including an opinion of counsel as to compliance with the terms of this Restated Agreement, as the Corporation (or any such transfer agent) may reasonably request.

         B. A copy of this Restated Agreement shall be made a part of the minutes of the Corporation.

10. ATTORNEY'S FEES AND COSTS

         If any action at law or in equity (including any arbitration proceeding under Section 5 above) is necessary to enforce or interpret the terms of this Restated Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which he may be entitled.

11. APPLICABLE LAW

         This Restated Agreement shall be construed in accordance with the laws of the State of Delaware.

12. ENTIRE AGREEMENT

         This Restated Agreement supersedes all agreements as to the subject matter hereof among the Stockholders and the Corporation including in each case amendments thereto, previously executed by the Stockholders and the Corporation. This Restated Agreement sets forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

13. NOTICES

         Unless otherwise specified herein, all notices, requests, demands and other communications to be given under this Restated Agreement shall be in writing and shall be deemed given if (i) delivered in person, or by United States mail, certified or registered, with return receipt requested, (ii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (i) above, when transmitted and receipt is confirmed by telephone, or (iii) if otherwise actually delivered:

    TO THE CORPORATION:      1444 South Alameda Street, Los Angeles, California
                             90021, with copies to each Director and each Stockholder as their names and addresses appear on the records of the Corporation;

    TO ANY STOCKHOLDER:      As the name and address of such Stockholder appears
                             on the record of stockholders of the Corporation;

or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

                               [Signature pages follow]

         IN WITNESS WHEREOF, the undersigned have caused this Restated Agreement to be executed as of the date first hereinabove written.

                                       GUESS ?, INC.


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                       STOCKHOLDERS

                                       MAURICE MARCIANO TRUST
                                       (1995 RESTATEMENT)


                                       By:
                                            ------------------------------------
                                            Maurice Marciano
                                            Trustee


                                       PAUL MARCIANO TRUST
                                       DATED FEBRUARY 20, 1986


                                       By:
                                            -----------------------------------
                                            Paul Marciano
                                            Trustee


                                       ARMAND MARCIANO TRUST
                                       DATED FEBRUARY 20, 1986


                                       By:
                                            ----------------------------------
                                            Armand Marciano
                                            Trustee

                                       MAURICE MARCIANO 1996 GRANTOR RETAINED
                                       ANNUITY TRUST


                                       By:
                                            ------------------------------------
                                            Paul Marciano
                                            Co-Trustee


                                       By:
                                            -----------------------------------
                                            Gary W. Hampar
                                            Co-Trustee


                                       PAUL MARCIANO 1996 GRANTOR RETAINED
                                       ANNUITY TRUST


                                       By:
                                            ----------------------------------
                                            Maurice Marciano
                                            Co-Trustee


                                       By:
                                            ----------------------------------
                                            Joseph H. Sugerman
                                            Co-Trustee


                                       ARMAND MARCIANO 1996 GRANTOR RETAINED
                                       ANNUITY TRUST


                                       By:
                                            --------------------------------
                                            Maurice Marciano
                                            Co-Trustee


                                       By:
                                            ---------------------------------
                                            Marc E. Petas
                                            Co-Trustee